Earnings per share	6 Months Ended
Jun. 30, 2011
Earnings per share

9. Earnings per share:

We compute basic earnings per share by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per common and potential common share includes the weighted average of additional shares associated with the incremental effect of dilutive employee stock options and non-vested restricted stock, as determined using the treasury stock method prescribed by the Financial Accounting Standards Board (“FASB”) guidance on earnings per share. The following table reconciles basic and diluted weighted average shares used in the computation of earnings per share for the quarters and six months ended June 30, 2011 and 2010:

	Quarter Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(In thousands)
Weighted average basic common shares outstanding	77,777	76,036	77,362	75,869
Effect of dilutive securities:
Employee stock options	1,033	553	1,080	565
Non-vested restricted stock	377	729	453	760

Weighted average diluted common and potential common shares outstanding	79,187	77,318	78,895	77,194

We excluded the impact of anti-dilutive potential common shares from the calculation of diluted weighted average shares for the quarter and six months ended June 30, 2011 and 2010. If these potential common shares were included in the calculation, the impact would have been a decrease in diluted weighted average shares outstanding of 33,491 shares and 342,931 shares for the quarters ended June 30, 2011 and 2010, respectively, and 35,458 shares and 364,171 shares for the six months ended June 30, 2011 and 2010, respectively.